UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00058)

Exact name of registrant as specified in charter:	The George Putnam Fund of Boston

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2013

Date of reporting period:	August 1, 2012 — January 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PGEOX

George Putnam Balanced Fund

Semiannual report
1|31|13

A world of investing.™

Putnam INVESTMENTS

U.S.POSTAGE
3¢
4¢

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

George Putnam
Balanced
Fund

Semiannual report
1 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio managers	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Derivatives involve the risk, in the case of many over-the-counter instruments, of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Value stocks may fail to rebound, and the market may not favor value-style investing. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. The prices of stocks and bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific company or industry.

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world have continued to show strength into 2013, with the S&P 500 Index delivering its best January return since 1997. Investors witnessed several positive developments, including the U.S. fiscal cliff bill that Congress passed on January 1, 2013; the improving employment and housing situations; a more stable Europe; and China’s “soft landing” and positive growth.

Today’s market environment is one of slow and steady improvement, but uncertainties linger. Questions remain about potential economic fallout from the upcoming debt ceiling and budget sequestration debates in the United States. And the sovereign debt situation in Europe, while stabilized, is far from resolved.

At Putnam, our investment team is focused on actively managing risk and pursuing returns in today’s volatile global market. As always, it is important to rely on the guidance of your financial advisor to help you manage your investment portfolio in accordance with your goals and risk tolerance.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Providing the benefits of balanced investing since 1937

The fund launched in 1937 when George Putnam, a Boston investment manager, decided to introduce an innovative approach — a balance of stocks to seek capital appreciation and bonds to help provide current income. The original portfolio featured industrial stocks and railroad bonds.

This balanced approach made sense then, and we believe it continues to make sense now. In the late 1930s, the stock market experienced dramatic swings as businesses struggled to recover from the Great Depression and the shadow of war began to spread across Europe and Asia. Today, economic uncertainties continue to challenge investors.

Although the fund has experienced volatility at times, its balanced approach has kept it on course. When stocks were weak, the fund’s bonds helped results. Similarly, stocks often performed better when bonds were hurt by rising interest rates or inflation.

In a letter to shareholders dated July 12, 1938, George Putnam articulated the strategy this way: “Successful investing calls not so much for some clairvoyant ability to read the future as for the courage to stick to tested, commonsense policies in the face of the unreliable emotional stresses and strains that constantly sweep the market place.” Today, Putnam remains committed to this prudent approach.

Growth of a $10,000 investment since fund inception, 11/5/37, through 1/31/13

Plotted on a logarithmic scale so that comparable percentage changes appear similar

$5,080,986
8.63%
annualized return before sales charge
$1,000,000
$100,000
$10,000
$10,000
1940
1950
1960
1970
1980
1990
2000
2010

Over seven eventful decades, the fund's balance of stocks and bonds has served investors by providing income and building wealth.

Data are historical. Past performance is not a guarantee of future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, visit putnam.com.

Returns for class A shares do not reflect a sales charge. Had a 5.75% sales charge been reflected, returns would have been lower. Returns for other classes of shares may vary. The period illustrated is longer than the investment horizon of many investors.

2 George Putnam Balanced Fund

George Putnam Balanced Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78 and its Lipper group (Balanced Funds) was introduced on 12/31/59; they all post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

4	George Putnam Balanced Fund

Interview with your fund’s portfolio managers

From the period August 1, 2012, through January 31, 2013, monetary policy affected conditions in stock and bond markets in which the fund invests. Can you give us an update?

Kevin: Two big steps in monetary policy occurred early in the period and contributed to favorable environments for both stocks and bonds. In August, the European Central Bank [ECB] announced an expansive bond-purchasing program to relieve pressure on European banks and governments. Then, in September, the U.S. Federal Reserve expanded its bond-purchasing program and outlined its goal of bringing down the unemployment rate.

The Fed is holding interest rates artificially low by managing the overnight federal funds rate and by purchasing large amounts of long-term Treasury and agency mortgage-backed securities each month. The newest version of this quantitative easing strategy is considered “QE unlimited” because the Fed committed to purchases of Treasury and mortgage securities for as long as it takes to lower the unemployment rate to 6.5%.

How did these policies influence bond market results?

Kevin: The Fed stopped using specific limits on the timing and amounts of bond purchases as it had with previous policies, and gave a better definition of its policy goal. This

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 1/31/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on pages 15–16.

George Putnam Balanced Fund	5

gave the market additional assurance that the Fed was committed to keeping interest rates low for an extended period of time. As a result, investors moved out of assets being purchased by the Fed and into assets that would benefit from lower rates, such as corporate bonds.

In this context, how did the portfolio’s fixed-income holdings perform during the period?

Kevin: Our bond holdings had positive results, and our performance exceeded that of the fund’s fixed-income benchmark, the Barclays U.S. Aggregate Bond Index, through sector and interest-rate positioning. Our decisions were based on our view that the economy has fundamental strength in the private sector that is temporarily obscured by a contracting public sector. We think this condition causes greater risk of rising interest rates rather than falling rates. We have managed the duration of the bond portfolio — which means the sensitivity of bond prices to changes in interest rates — to be generally lower than the duration of the benchmark. This helped results.

With regard to sector positioning, we preferred underweight exposure in sectors where the Fed was purchasing bonds. Instead of Treasuries and agencies, we favored corporate bonds, which offered attractive yield spreads. Within corporates, positioning favored banks, insurance, utility, and wireless communications sectors. This helped performance during the period.

How do you characterize the period for stocks?

David: Stocks rallied for the period as a whole largely because the economic recovery remained on track, supported by the policy actions that reduced concerns about a financial crisis in Europe. The fund’s equity benchmark, the Russell 1000 Value Index, rose almost 14% during the period.

Allocations are represented as a percentage of the fund’s net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	George Putnam Balanced Fund

However, progress was not steady across the entire period. The stock advance ended abruptly when the U.S. election in November maintained a divided government and heightened fears that the fiscal cliff would cause a damaging combination of tax increases and spending cuts. Stocks retreated in the final weeks of calendar year 2012, until the enactment of new legislation addressed tax issues. A new, even more powerful rally then followed in January. Companies more sensitive to the economic cycle began to perform better than stocks with more defensive qualities.

How did the fund’s equity holdings perform during the period?

David: The fund’s stock holdings did nearly as well as the equity benchmark. Several of the fund’s top contributors were in the financials and consumer cyclicals sectors, which were the two best-performing sectors in the benchmark. The ECB’s policy action helped financials by easing fear of a bank collapse in Europe that could have ripple effects for U.S. multinationals. Also, the U.S. housing market’s sustained recovery in late 2012 helped banks. The health-care sector also performed well, as steady cash flows became more appealing to investors as the period progressed.

On the other hand, more defensive sectors such as utilities and telecommunications, lagged the index, and several portfolio holdings in these sectors had subpar results. During the period, investors showed more inclination to take risks on stocks that could get an earnings boost from stronger economic growth.

Could you talk about some of the individual holdings that helped performance?

David: Citigroup, Travelers, Prudential, and State Street were top contributors. Each was

This table shows the fund’s top 10 equity holdings by percentage of the fund’s net assets as of 1/31/13. Short-term holdings are excluded. Holdings will vary over time.

George Putnam Balanced Fund	7

a large holding for the fund and an overweight position relative to the equity benchmark. The companies operate in different industries, a reflection of the financials sector’s broad strength. Citigroup is a large diversified global money center bank, Travelers is a property/casualty insurer, Prudential is a life insurer, and State Street is a diversified asset manager and asset custodian.

In the consumer cyclicals sector, we favored media companies such as Time Warner and Viacom. These companies operate stable revenue-generating cable television franchises, but they also faced uncertainties that earnings might drop off or that an economic downturn might reduce spending on consumer ads. However, over the course of the period both companies reported stabilizing and growing cash flows, reassuring the market and helping the stocks appreciate. We think the valuations of these stocks remain attractive.

What were some of the health-care holdings that added to the portfolio’s performance?

David: We have found opportunities in this sector because uncertainty under the new law caused many stocks to become undervalued. However, at the same time we believed that demand for health care would increase steadily. We took positions in several stocks that we believed could appreciate merely by posting moderate single-digit earnings growth rates.

During the period, Thermo Fisher Scientific, a medical device company that was an overweight position versus the benchmark, contributed positively to results. Its fundamental performance was steady, helping the stock recover from a relatively weak

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are represented as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, unclassified assets, and other assets in the portfolio not otherwise shown in this chart. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	George Putnam Balanced Fund

price at the start of the period. Insurance and HMO company CIGNA also performed well. We also have a smaller position in UnitedHealth Group.

Which stocks held back performance?

David: Telecommunications stocks Verizon and AT&T delivered lackluster results, but not because of any fundamental disappointments. Instead, industry rival Sprint attracted much greater investor demand because of merger speculation involving MetroPCS and T-Mobile.

In the technology sector, EMC and Microsoft also did not fare well. In the case of EMC, this appears to be a case of a solid, undervalued company simply being overlooked by the market. For Microsoft, however, weak results stemmed from unimpressive new products — the Windows 8 operating system and its new tablet computer. We continue to own both stocks because we believe they remain undervalued.

Philip Morris also underperformed the index during the period. This classic defensive stock came off a period of leadership earlier in 2012, during which its valuation increased significantly. However, we believe the stock continues to offer attractive value and it remains a top position.

What is your outlook for stocks?

David: We generally believe that the stock market can continue to deliver positive growth, but at a slower pace than in the first half of the fiscal year. We are less optimistic about the bond market.

What is your outlook and strategy for bonds?

Kevin: We believe the economy has fundamental strength. Strong balance sheets should allow both households and businesses to spend money. However, public sector spending is contracting, and the federal government’s political brinksmanship adds to uncertainty. While we believe a recession is unlikely, uneven economic reports may obscure the strength of the economy until the second half of the calendar year. As a result, we expect the Fed will remain involved in the economy throughout 2013, holding interest rates near current levels.

While interest rate movements are likely to remain subdued, we still believe that rising rates are more probable than falling rates. In either scenario, government bond returns are likely to be lackluster, in our view. We continue to favor corporate bonds, which we believe still offer attractive yield spreads, though at lower levels than previous years.

Kevin and David, thanks for discussing the fund today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager David M. Calabro holds a B.A. from Williams College. David joined Putnam in 2008 and has been in the investment industry since 1982.

Portfolio Manager Kevin F. Murphy holds a B.S. from Columbia University. He joined Putnam in 1999 and has been in the investment industry since 1988.

George Putnam Balanced Fund	9

IN THE NEWS

Mixed signals are coming from the U.S. economy. On the positive side, the unemployment rate continues to tick down, the housing sector is recovering, and the stock market has reached multi-year highs. But uncertainty remains. The nation’s GDP was essentially flat in the fourth quarter of 2012, after several consecutive quarters of expansion. A precipitous drop in military spending contributed to the slowdown, and many questions remain about government spending and its impact on GDP going forward. Consumer confidence recently dropped following the tax increases resulting from the fiscal cliff resolution, as people anticipate the pinch of less take-home pay. The next few months should provide clearer direction for the markets on government spending and the resilience of the recovery.

10	George Putnam Balanced Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended January 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 1/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.63%	8.55%	7.63%	7.63%	7.82%	7.82%	7.90%	7.85%	8.36%	8.70%

10 years	51.71	42.98	40.59	40.59	40.79	40.79	44.39	39.36	48.20	55.49
Annual average	4.26	3.64	3.47	3.47	3.48	3.48	3.74	3.37	4.01	4.51

5 years	0.79	–5.02	–3.00	–4.73	–2.85	–2.85	–1.65	–5.10	–0.34	2.03
Annual average	0.16	–1.02	–0.61	–0.96	–0.58	–0.58	–0.33	–1.04	–0.07	0.40

3 years	34.30	26.56	31.20	28.20	31.37	31.37	32.20	27.54	33.26	35.19
Annual average	10.33	8.17	9.47	8.63	9.52	9.52	9.75	8.45	10.04	10.57

1 year	12.87	6.35	12.05	7.05	12.10	11.10	12.30	8.41	12.63	13.11

6 months	7.89	1.65	7.48	2.48	7.52	6.52	7.64	3.88	7.78	7.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

George Putnam Balanced Fund	11

Comparative index returns For periods ended 1/31/13

		Barclays		Lipper
	Russell 1000	U.S. Aggregate	George Putnam	Balanced Funds
	Value Index	Bond Index	Blended Index†	category average‡

Annual average (life of fund)	—*	—*	—*	—*

10 years	122.45%	64.45%	110.85%	91.47%
Annual average	8.32	5.10	7.74	6.65

5 years	14.26	30.36	27.30	20.35
Annual average	2.70	5.45	4.95	3.74

3 years	49.32	17.11	37.74	30.82
Annual average	14.30	5.41	11.26	9.35

1 year	20.58	2.59	13.32	10.64

6 months	13.97	–0.29	8.15	7.55

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* The fund’s benchmarks (Russell 1000 Value Index and George Putnam Blended Index) were introduced on 12/31/78. The Barclays U.S. Aggregate Bond Index was introduced on 12/31/75, and the fund’s Lipper group (Balanced Funds) was introduced on 12/31/59. They all post-date the inception of the fund’s class A shares.

† George Putnam Blended Index is an unmanaged index administered by Putnam Management, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

‡ Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 1/31/13, there were 701, 674, 646, 608, and 298 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 1/31/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	2		2	2	2		2	2

Income	$0.100		$0.050	$0.050	$0.067		$0.084	$0.116

Capital gains	—		—	—	—		—	—

Total	$0.100		$0.050	$0.050	$0.067		$0.084	$0.116

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

7/31/12	$12.88	$13.67	$12.74	$12.80	$12.71	$13.17	$12.84	$12.92

1/31/13	13.79	14.63	13.64	13.71	13.61	14.10	13.75	13.83

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate [1]	1.45%	1.37%	0.73%	0.73%	0.97%	0.94%	1.22%	1.68%

Current 30-day SEC yield [2,3]	N/A	1.17	0.51	0.51	N/A	0.72	1.00	1.49

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the period, this fund’s expenses were limited, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	George Putnam Balanced Fund

Fund performance as of most recent calendar quarter
Total return for periods ended 12/31/12

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/5/37)		(4/27/92)		(7/26/99)		(12/1/94)		(1/21/03)	(3/31/94)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.59%	8.51%	7.59%	7.59%	7.78%	7.78%	7.86%	7.81%	8.33%	8.66%

10 years	44.38	36.10	33.74	33.74	34.05	34.05	37.43	32.63	41.13	48.09
Annual average	3.74	3.13	2.95	2.95	2.97	2.97	3.23	2.86	3.51	4.00

5 years	–3.67	–9.21	–7.32	–8.98	–7.21	–7.21	–6.04	–9.36	–4.74	–2.47
Annual average	–0.75	–1.91	–1.51	–1.86	–1.49	–1.49	–1.24	–1.95	–0.97	–0.50

3 years	28.27	20.87	25.34	22.34	25.42	25.42	26.29	21.88	27.36	29.15
Annual average	8.65	6.52	7.82	6.95	7.84	7.84	8.09	6.82	8.40	8.90

1 year	12.36	5.86	11.54	6.54	11.58	10.58	11.78	7.88	12.11	12.60

6 months	5.85	–0.21	5.42	0.42	5.47	4.47	5.57	1.91	5.73	5.96

See the discussion following the Fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 7/31/12	1.04%	1.79%	1.79%	1.54%	1.29%	0.79%

Annualized expense ratio for the
six-month period ended 1/31/13	1.01%	1.76%	1.76%	1.51%	1.26%	0.76%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

George Putnam Balanced Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from August 1, 2012, to January 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.29	$9.20	$9.21	$7.90	$6.60	$3.98

Ending value (after expenses)	$1,078.90	$1,074.80	$1,075.20	$1,076.40	$1,077.80	$1,079.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended January 31, 2013, use the following calculation method. To find the value of your investment on August 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.14	$8.94	$8.94	$7.68	$6.41	$3.87

Ending value (after expenses)	$1,020.11	$1,016.33	$1,016.33	$1,017.59	$1,018.85	$1,021.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 1/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	George Putnam Balanced Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

George Putnam Blended Index is an unmanaged index administered by Putnam Management, LLC, 60% of which is the Russell 1000 Value Index and 40% of which is the Barclays U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

George Putnam Balanced Fund	15

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of January 31, 2013, Putnam employees had approximately $364,000,000 and the Trustees had approximately $87,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	George Putnam Balanced Fund

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

George Putnam Balanced Fund	17

The fund’s portfolio 1/31/13 (Unaudited)

COMMON STOCKS (58.7%)*	Shares	Value

Banking (3.7%)
Bank of New York Mellon Corp. (The)	195,200	$5,301,631

BB&T Corp.	88,500	2,679,780

Capital One Financial Corp.	115,500	6,504,960

Comerica, Inc.	70,900	2,436,124

PNC Financial Services Group, Inc.	60,400	3,732,720

State Street Corp.	163,100	9,076,515

U.S. Bancorp	157,200	5,203,320

Wells Fargo & Co.	282,000	9,822,060

		44,757,110
Basic materials (1.3%)
Alcoa, Inc.	136,400	1,205,776

Dow Chemical Co. (The)	61,048	1,965,746

E.I. du Pont de Nemours & Co.	79,800	3,786,510

Freeport-McMoRan Copper & Gold, Inc. Class B (Indonesia)	56,600	1,995,150

Nucor Corp.	53,900	2,479,939

PPG Industries, Inc.	20,900	2,881,483

Rio Tinto PLC ADR (United Kingdom)	15,500	875,285

Weyerhaeuser Co. R	35,072	1,056,369

		16,246,258
Capital goods (2.5%)
Cummins, Inc.	20,000	2,296,600

Eaton Corp PLC	98,000	5,581,099

Emerson Electric Co.	36,500	2,089,625

Illinois Tool Works, Inc.	60,500	3,801,215

Ingersoll-Rand PLC	29,000	1,490,310

Lockheed Martin Corp.	19,300	1,676,591

Northrop Grumman Corp.	42,300	2,751,192

Parker Hannifin Corp.	40,400	3,755,988

Raytheon Co.	60,800	3,202,944

Staples, Inc.	45,800	617,384

United Technologies Corp.	33,100	2,898,567

		30,161,515
Communication services (3.0%)
AT&T, Inc.	251,882	8,762,975

Comcast Corp. Class A	237,100	9,028,767

Juniper Networks, Inc. †	38,400	859,392

Time Warner Cable, Inc.	31,800	2,841,012

Verizon Communications, Inc.	198,800	8,669,668

Vodafone Group PLC ADR (United Kingdom)	221,500	6,051,380

		36,213,194
Conglomerates (1.5%)
3M Co.	19,800	1,990,890

General Electric Co.	479,800	10,689,943

Tyco International, Ltd.	179,400	5,423,262

		18,104,095
Consumer cyclicals (5.6%)
ADT Corp. (The)	54,050	2,567,375

Bed Bath & Beyond, Inc. †	82,700	4,854,490

18	George Putnam Balanced Fund

COMMON STOCKS (58.7%)* cont.	Shares	Value

Consumer cyclicals cont.
Carnival Corp.	42,300	$1,637,856

Ford Motor Co.	201,400	2,608,130

Hasbro, Inc.	43,100	1,610,647

Home Depot, Inc. (The)	37,100	2,482,732

J.C. Penney Co., Inc.	84,400	1,715,852

Johnson Controls, Inc.	161,100	5,008,599

Kimberly-Clark Corp.	31,700	2,837,467

Macy’s, Inc.	113,800	4,496,238

Marriott International, Inc. Class A	51,220	2,047,776

News Corp. Class A	143,500	3,980,690

Owens Corning, Inc. †	53,000	2,208,510

Stanley Black & Decker, Inc.	15,500	1,190,865

Target Corp.	113,900	6,880,699

Time Warner, Inc.	213,800	10,801,175

TJX Cos., Inc. (The)	40,300	1,820,754

Viacom, Inc. Class B	61,500	3,711,525

Wal-Mart Stores, Inc.	15,900	1,112,205

Walt Disney Co. (The)	90,500	4,876,140

		68,449,725
Consumer staples (4.7%)
Avon Products, Inc.	96,300	1,635,174

Coca-Cola Co. (The)	52,600	1,958,824

Coca-Cola Enterprises, Inc.	122,400	4,268,088

Colgate-Palmolive Co.	18,000	1,932,660

CVS Caremark Corp.	132,800	6,799,360

General Mills, Inc.	70,700	2,965,158

Kellogg Co.	34,300	2,006,550

Lorillard, Inc.	60,500	2,363,735

McDonald’s Corp.	44,600	4,249,934

Newell Rubbermaid, Inc.	52,800	1,239,744

PepsiCo, Inc.	23,900	1,741,115

Philip Morris International, Inc.	168,900	14,890,223

Procter & Gamble Co. (The)	108,300	8,139,828

Walgreen Co.	81,000	3,236,760

		57,427,153
Energy (8.0%)
Anadarko Petroleum Corp.	44,300	3,544,886

Chevron Corp.	70,900	8,164,135

ConocoPhillips	66,600	3,862,800

Exxon Mobil Corp.	298,000	26,811,059

Halliburton Co.	131,500	5,349,420

Hess Corp.	31,900	2,142,404

Marathon Oil Corp.	177,900	5,979,219

Noble Corp.	54,500	2,207,250

Occidental Petroleum Corp.	71,100	6,275,997

Phillips 66	24,100	1,459,737

Royal Dutch Shell PLC ADR (United Kingdom)	198,880	14,025,018

Schlumberger, Ltd.	62,895	4,908,955

George Putnam Balanced Fund	19

COMMON STOCKS (58.7%)* cont.	Shares	Value

Energy cont.
Southwestern Energy Co. †	82,200	$2,819,460

Suncor Energy, Inc. (Canada)	125,800	4,279,716

Total SA ADR (France)	73,900	4,012,031

Valero Energy Corp.	33,100	1,447,463

		97,289,550
Financials (6.8%)
Aflac, Inc.	129,700	6,881,882

American Express Co.	50,300	2,958,143

American International Group, Inc. †	77,700	2,939,391

Bank of America Corp.	669,500	7,578,740

Citigroup, Inc.	309,050	13,029,548

Goldman Sachs Group, Inc. (The)	58,810	8,695,647

JPMorgan Chase & Co.	462,300	21,751,214

MetLife, Inc.	165,800	6,190,972

Progressive Corp. (The)	57,700	1,297,673

Prudential Financial, Inc.	201,000	11,633,880

		82,957,090
Health care (10.1%)
Baxter International, Inc.	95,100	6,451,584

Bristol-Myers Squibb Co.	72,500	2,620,150

CareFusion Corp. †	87,500	2,716,000

CIGNA Corp.	107,300	6,259,882

Covidien PLC	93,812	5,848,240

Eli Lilly & Co.	58,000	3,114,020

GlaxoSmithKline PLC ADR (United Kingdom)	68,300	3,115,163

Johnson & Johnson	290,500	21,473,759

Medtronic, Inc.	91,500	4,263,900

Merck & Co., Inc.	254,600	11,011,450

Novartis AG ADR (Switzerland)	64,000	4,340,480

Pfizer, Inc.	627,558	17,119,782

St. Jude Medical, Inc.	130,700	5,319,490

Stryker Corp.	75,000	4,698,750

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	89,000	3,381,110

Thermo Fisher Scientific, Inc.	141,500	10,207,810

UnitedHealth Group, Inc.	121,300	6,696,973

Zimmer Holdings, Inc.	52,200	3,894,120

		122,532,663
Insurance (2.1%)
Allstate Corp. (The)	57,800	2,537,420

Chubb Corp. (The)	61,000	4,898,910

Marsh & McLennan Cos., Inc.	173,400	6,152,232

RenaissanceRe Holdings, Ltd.	9,800	839,272

Sun Life Financial, Inc. (Canada)	63,900	1,862,046

Travelers Cos., Inc. (The)	116,000	9,101,359

		25,391,239

20	George Putnam Balanced Fund

COMMON STOCKS (58.7%)* cont.	Shares	Value

Investment banking/Brokerage (0.6%)
Blackstone Group LP (The)	123,900	$2,292,150

Charles Schwab Corp. (The)	215,200	3,557,256

Morgan Stanley	74,940	1,712,379

		7,561,785
Real estate (0.3%)
Equity Residential Trust R	21,448	$1,188,005

Prologis, Inc. R	32,781	1,307,962

Simon Property Group, Inc. R	8,362	1,339,425

		3,835,392
Technology (5.4%)
Apple, Inc.	6,500	2,959,515

Cisco Systems, Inc.	390,000	8,022,300

EMC Corp. †	266,900	6,568,409

Hewlett-Packard Co.	82,800	1,367,028

Honeywell International, Inc.	163,800	11,177,711

IBM Corp.	22,400	4,548,768

Intel Corp.	95,400	2,007,216

KLA-Tencor Corp.	16,400	900,524

L-3 Communications Holdings, Inc.	75,400	5,724,368

Microsoft Corp.	205,200	5,636,844

NetApp, Inc. †	44,100	1,587,600

Oracle Corp.	81,400	2,890,514

Qualcomm, Inc.	51,000	3,367,530

SanDisk Corp. †	51,700	2,584,483

Texas Instruments, Inc.	142,200	4,703,976

Yahoo!, Inc. †	52,900	1,038,427

		65,085,213
Transportation (0.4%)
FedEx Corp.	25,800	2,617,410

United Parcel Service, Inc. Class B	24,500	1,942,605

		4,560,015
Utilities and power (2.7%)
Ameren Corp.	82,700	2,682,788

American Electric Power Co., Inc.	89,200	4,039,868

Calpine Corp. †	96,300	1,899,999

Dominion Resources, Inc.	32,400	1,753,164

Duke Energy Corp.	38,133	2,621,262

Edison International	91,500	4,409,385

Entergy Corp.	81,000	5,232,599

FirstEnergy Corp.	50,100	2,028,549

NextEra Energy, Inc.	39,600	2,853,180

PG&E Corp.	111,350	4,747,964

		32,268,758

Total common stocks (cost $598,977,845)		$712,840,755

George Putnam Balanced Fund	21

CORPORATE BONDS AND NOTES (14.8%)*	Principal amount	Value

Basic materials (0.9%)
Agrium, Inc. sr. unsec. notes 3.15s, 2022 (Canada)	$245,000	$237,922

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9 3/8s, 2019	275,000	358,401

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	400,000	503,076

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	290,000	363,118

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	380,000	462,976

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	470,000	483,883

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	335,000	345,824

Eastman Chemical Co. sr. unsec. unsub. notes 6.3s, 2018	200,000	237,539

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	110,000	113,371

Georgia-Pacific, LLC sr. unsec. unsub. notes 7 3/4s, 2029	850,000	1,140,859

International Paper Co. sr. unsec. notes 9 3/8s, 2019	1,018,000	1,379,046

International Paper Co. sr. unsec. notes 8.7s, 2038	10,000	14,594

International Paper Co. sr. unsec. notes 7.95s, 2018	221,000	283,863

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	357,000	357,413

Mosaic Co. (The) sr. unsec. notes 3 3/4s, 2021	200,000	209,056

Packaging Corp. of America sr. unsec. unsub. notes 3.9s, 2022	285,000	291,257

PPG Industries, Inc. sr. unsec. unsub. debs. 7.4s, 2019	350,000	426,119

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
5.2s, 2040 (Australia)	570,000	652,209

Rock-Tenn Co. 144A sr. unsec. notes 4.9s, 2022	167,000	177,879

Rock-Tenn Co. 144A sr. unsec. notes 4.45s, 2019	168,000	179,617

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	385,000	529,652

Sealed Air Corp. sr. notes 7 7/8s, 2017	585,000	620,100

Temple-Inland, Inc. sr. unsec. unsub. notes 6 5/8s, 2018	195,000	234,079

Union Carbide Corp. sr. unsec. unsub. bonds 7 3/4s, 2096	180,000	207,639

Westvaco Corp. company guaranty sr. unsec. unsub. notes
7.95s, 2031	550,000	694,492

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)	735,000	835,050

		11,339,034
Capital goods (0.4%)
Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	767,000	1,000,513

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN,
6 1/4s, 2038	975,000	1,285,496

Republic Services, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2019	240,000	284,227

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	1,075,000	1,078,415

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	125,236

United Technologies Corp. sr. unsec. unsub. notes 4 1/2s, 2042	225,000	241,708

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	135,000	139,590

		4,155,185
Communication services (1.4%)
America Movil SAB de CV company guaranty sr. unsec. unsub.
notes 6 1/8s, 2040 (Mexico)	200,000	248,302

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	280,000	289,215

American Tower Corp. sr. unsec. unsub. notes 3 1/2s, 2023	750,000	733,552

22	George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.8%)* cont.	Principal amount	Value

Communication services cont.
American Tower REIT, Inc. sr. unsec. unsub. notes 4 5/8s, 2015 R	$555,000	$595,691

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	705,000	828,487

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	1,194,000	1,457,970

AT&T, Inc. 144A sr. unsec. unsub. notes 4.35s, 2045	1,490,000	1,407,430

CC Holdings GS V, LLC 144A company guaranty sr. notes
3.849s, 2023	240,000	239,281

CenturyLink, Inc. sr. unsec. debs. Ser. G, 6 7/8s, 2028	715,000	741,394

CenturyLink, Inc. sr. unsec. unsub. notes Ser. P, 7.6s, 2039	305,000	311,513

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	225,000	292,965

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	165,000	190,642

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	710,000	805,883

France Telecom sr. unsec. unsub. notes 5 3/8s, 2019 (France)	255,000	297,569

France Telecom sr. unsec. unsub. notes 4 1/8s, 2021 (France)	283,000	305,539

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	70,000	91,465

NBCUniversal Media, LLC sr. unsec. unsub. notes 6.4s, 2040	380,000	468,881

NBCUniversal Media, LLC sr. unsec. unsub. notes 5.15s, 2020	295,000	343,576

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	353,000	409,584

Rogers Communications, Inc. company guaranty sr. unsec.
bonds 8 3/4s, 2032 (Canada)	95,000	141,550

SBA Tower Trust 144A company guaranty sr. notes 5.101s, 2017	1,125,000	1,249,182

TCI Communications, Inc. company guaranty sr. unsec. unsub.
debs. 7 7/8s, 2026	610,000	832,049

Telecom Italia Capital SA company guaranty sr. unsec. unsub.
notes 6.175s, 2014 (Italy)	300,000	317,878

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 6.221s, 2017 (Spain)	845,000	945,082

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	640,000	812,872

Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	355,000	430,872

Verizon Communications, Inc. sr. unsec. unsub. notes
8 3/4s, 2018	71,000	96,948

Verizon New Jersey, Inc. debs. 8s, 2022	770,000	1,022,884

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	980,000	1,306,659

		17,214,915
Consumer cyclicals (1.0%)
ADT Corp. (The) 144A company guaranty sr. unsec. notes
4 7/8s, 2042	279,000	258,914

ADT Corp. (The) 144A company guaranty sr. unsec. notes
3 1/2s, 2022	391,000	379,190

Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	341,000	374,008

CBS Corp. company guaranty sr. unsec. debs. notes
7 7/8s, 2030	730,000	984,774

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	430,000	470,313

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	370,000	413,232

George Putnam Balanced Fund	23

CORPORATE BONDS AND NOTES (14.8%)* cont.	Principal amount	Value

Consumer cyclicals cont.
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	$820,000	$971,452

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	495,000	545,539

Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046	200,000	255,000

Ford Motor Credit Co., LLC sr. unsec. notes 4.207s, 2016	1,245,000	1,325,050

Grupo Televisa, S.A.B sr. unsec. bonds 6 5/8s, 2040 (Mexico)	300,000	378,850

Grupo Televisa, S.A.B sr. unsec. notes 6s, 2018 (Mexico)	290,000	341,420

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	70,000	72,488

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	110,000	114,387

Marriott International, Inc. sr. unsec. unsub notes 3s, 2019	310,000	323,830

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	1,045,000	1,335,718

NVR, Inc. sr. unsec. unsub. notes 3.95s, 2022	435,000	445,310

Owens Corning company guaranty sr. unsec. notes 9s, 2019	55,000	68,888

Time Warner Entertainment Co., LP company guaranty sr.
unsec. bonds 8 3/8s, 2033	155,000	218,628

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	170,000	237,662

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	520,000	714,926

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	120,000	134,910

Time Warner, Inc. debs. 9.15s, 2023	340,000	491,613

Toyota Motor Credit Corp. sr. unsec. unsub. notes 3.3s, 2022	630,000	664,188

		11,520,290
Consumer staples (1.1%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	127,000	175,280

Altria Group, Inc. company guaranty sr. unsec. notes
9 1/4s, 2019	201,000	277,559

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	1,055,000	1,021,135

Anheuser-Busch InBev Worldwide, Inc. company guaranty sr.
unsec. unsub. notes 8.2s, 2039	165,000	261,636

Bacardi, Ltd. 144A unsec. notes 4 1/2s, 2021 (Bermuda)	495,000	540,363

Campbell Soup Co. debs. 8 7/8s, 2021	855,000	1,219,583

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	279,000	294,694

Costco Wholesale Corp. sr. unsec. unsub. notes 1.7s, 2019	315,000	313,565

CVS Pass-Through Trust 144A company guaranty sr. notes
7.507s, 2032	719,227	935,172

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	810,000	943,443

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)	665,000	641,299

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	260,000	270,388

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	820,000	1,159,674

General Mills, Inc. sr. unsec. notes 5.65s, 2019	130,000	156,895

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	309,000	393,380

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042	1,185,000	1,286,192

Kroger Co. company guaranty sr. unsec. unsub. notes 6.4s, 2017	500,000	596,883

24	George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.8%)* cont.	Principal amount	Value

Consumer staples cont.
McDonald’s Corp. sr. unsec. notes Ser. MTN, 6.3s, 2038	$535,000	$722,001

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	600,000	756,637

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042	180,000	192,284

SABMiller Holdings, Inc. 144A company guaranty sr. unsec.
notes 4.95s, 2042	200,000	220,908

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016	460,000	528,581

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	690,000	759,665

		13,667,217
Energy (1.2%)
Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	985,000	1,282,346

BG Energy Capital PLC 144A company guaranty sr. unsec. notes
4s, 2021 (United Kingdom)	250,000	270,292

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4.742s, 2021 (United Kingdom)	655,000	756,089

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 4 1/2s, 2020 (United Kingdom)	175,000	199,179

Cenovus Energy, Inc. sr. unsec. unsub. notes 4.45s,
2042 (Canada)	475,000	474,672

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	375,000	407,621

Ente Nazionale Idrocarburi (ENI) SpA 144A sr. unsec. notes
4.15s, 2020 (Italy)	825,000	844,041

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	205,000	250,119

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	325,000	402,646

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	340,000	444,493

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	175,000	213,616

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	220,000	294,163

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	390,000	447,273

Petrobras International Finance Co. company guaranty sr. unsec.
notes 6 3/4s, 2041 (Brazil)	300,000	350,645

Petrobras International Finance Co. company guaranty sr. unsec.
notes 5 3/8s, 2021 (Brazil)	825,000	903,885

Petrobras International Finance Co. company guaranty sr. unsec.
notes 3 7/8s, 2016 (Brazil)	355,000	371,796

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	910,000	1,024,982

Pride International, Inc. sr. unsec. notes 7 7/8s, 2040	760,000	1,082,694

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company
guaranty sr. notes 5 1/2s, 2014 (Qatar)	675,000	718,875

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	1,080,000	1,311,500

Spectra Energy Capital, LLC sr. notes 8s, 2019	820,000	1,081,873

Spectra Energy Partners LP sr. unsec. notes 4.6s, 2021	245,000	259,008

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	480,000	560,174

George Putnam Balanced Fund	25

CORPORATE BONDS AND NOTES (14.8%)* cont.	Principal amount	Value

Energy (1.2%)
Weatherford Bermuda company guaranty sr. unsec. notes
9 5/8s, 2019	$93,000	$121,231

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.8s, 2037	245,000	267,112

Weatherford International, Inc. company guaranty sr. unsec.
unsub. notes 6.35s, 2017	280,000	322,616

		14,662,941
Financials (6.5%)
ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	1,515,000	1,642,821

Aflac, Inc. sr. unsec. notes 6.9s, 2039	500,000	647,198

Aflac, Inc. sr. unsec. notes 6.45s, 2040	345,000	427,524

American Express Co. sr. unsec. notes 7s, 2018	545,000	677,266

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2058	781,000	1,015,300

Aon PLC 144A company guaranty sr. unsec. bonds 4 1/4s, 2042	1,150,000	1,100,453

Assurant, Inc. sr. unsec. notes 6 3/4s, 2034	525,000	570,763

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	550,000	544,500

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	400,000	398,984

Bank Nederlandse Gemeenten 144A bonds 1 3/4s,
2015 (Netherlands)	12,100,000	12,421,975

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	1,405,000	1,624,544

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	315,000	351,703

Barclays Bank PLC unsec. sub. notes 7 5/8s, 2022
(United Kingdom)	500,000	493,831

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	804,000	1,088,954

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	1,415,000	1,579,866

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	500,000	599,328

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	331,000	411,126

BNP Paribas SA 144A jr. unsec. sub. FRN notes 7.195s,
perpetual maturity (France)	100,000	104,050

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	850,000	811,750

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	1,040,000	1,157,608

Capital One Bank USA NA sub. notes 8.8s, 2019	385,000	526,313

Citigroup, Inc. sr. unsec. notes 6 1/8s, 2018	14,000	16,676

Citigroup, Inc. sr. unsec. sub. FRN notes 0.581s, 2016	123,000	117,504

Citigroup, Inc. sub. notes 5s, 2014	914,000	962,617

CNA Financial Corp. sr. unsec. unsub. notes 5 3/4s, 2021	210,000	243,651

CNA Financial Corp. unsec. notes 6 1/2s, 2016	435,000	501,693

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s,
2014 (Australia)	1,220,000	1,282,641

Credit Suisse Guernsey sr. unsec. notes 5.3s, 2019	475,000	558,582

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	605,000	768,853

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	361,000	426,620

Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	19,000	19,294

Erac USA Finance, Co. 144A sr. notes 4 1/2s, 2021	785,000	855,448

26	George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.8%)* cont.	Principal amount	Value

Financials cont.
GATX Financial Corp. notes 5.8s, 2016	$560,000	$616,710

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	355,000	374,774

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	260,000	305,912

General Electric Capital Corp. sr. unsec. FRN notes Ser. MTN,
0.51s, 2016	455,000	449,811

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	40,000	50,534

General Electric Capital Corp. sr. unsec. notes 6.15s, 2037	1,200,000	1,450,828

Genworth Financial, Inc. sr. unsec. unsub. notes 7 5/8s, 2021	725,000	869,203

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	805,000	1,009,409

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	282,000	317,527

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 6 5/8s, 2040	1,540,000	1,897,754

HBOS PLC 144A sr. unsec. sub. notes 6 3/4s, 2018
(United Kingdom)	360,000	394,650

HBOS PLC 144A unsec. sub. bonds 6s, 2033 (United Kingdom)	890,000	841,050

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	410,000	409,413

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	1,005,000	1,130,205

HSBC Bank USA, N.A. unsec. sub. notes 7s, 2039	342,000	454,563

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	2,000,000	2,030,000

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	450,000	457,313

ING Bank NV 144A unsec. notes 3 3/4s, 2017 (Netherlands)	785,000	838,732

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	275,000	302,500

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	780,000	897,312

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,000,000	1,178,305

JPMorgan Chase Capital XXIII company guaranty jr. unsec. sub.
FRN notes 1.31s, 2047	2,443,000	1,881,110

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	340,000	370,328

Lloyds TSB Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	1,080,000	1,199,072

Macquarie Bank Ltd. 144A unsec. sub. notes 6 5/8s,
2021 (Australia)	1,020,000	1,131,496

Massachusetts Mutual Life Insurance Co. 144A notes
8 7/8s, 2039	815,000	1,255,623

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,565,000	2,094,325

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	1,300,000	1,612,000

MetLife, Inc. jr. unsec. sub. notes 6.4s, 2036	590,000	638,728

Metropolitan Life Global Funding I 144A notes 3.65s, 2018	100,000	109,351

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	465,000	500,067

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	415,000	526,908

Nordea Bank AB 144A sub. notes 4 7/8s, 2021 (Sweden)	1,300,000	1,388,660

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	370,000	373,423

Pacific LifeCorp 144A sr. notes 6s, 2020	365,000	415,599

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	213,000	234,883

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	2,020,000	2,191,700

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	680,000	698,700

Prudential Holdings, LLC sr. FRN notes Ser. AGM, 1.183s, 2017	210,000	202,141

Rabobank Nederland 144A jr. unsec. sub. FRN notes 11s,
perpetual maturity (Netherlands)	465,000	623,100

George Putnam Balanced Fund	27

CORPORATE BONDS AND NOTES (14.8%)* cont.	Principal amount	Value

Financials cont.
Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	$270,000	$271,136

Royal Bank of Scotland PLC (The) sr. sub. FRN notes 9 1/2s,
2022 (United Kingdom)	560,000	660,688

Royal Bank of Scotland PLC (The) sr. unsec. unsub. notes 6.4s,
2019 (United Kingdom)	355,000	423,288

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	900,000	925,486

Standard Chartered PLC 144A jr. sub. FRB bonds 7.014s,
perpetual maturity (United Kingdom)	600,000	643,471

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	300,000	295,509

State Street Capital Trust IV company guaranty jr. unsec. sub.
FRB bonds 1.308s, 2037	1,790,000	1,440,595

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	265,000	317,812

TD Ameritrade Holding Corp. company guaranty sr. unsec.
unsub. notes 5.6s, 2019	480,000	574,043

Teachers Insurance & Annuity Association of America 144A
notes 6.85s, 2039	263,000	351,514

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	555,000	586,926

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,060,000	1,269,249

WEA Finance, LLC/WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	570,000	703,104

Wells Fargo Bank NA unsec. sub. FRN notes 0.52s, 2016	710,000	697,688

Westpac Capital Trust III 144A unsec. sub. FRN notes 5.819s,
perpetual maturity	1,010,000	1,013,767

Willis Group Holdings Ltd. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	710,000	791,925

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037	214,000	226,840

		78,866,196
Health care (0.2%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	95,000	126,712

CIGNA Corp. sr. unsec. unsub. notes 5 3/8s, 2042	205,000	228,905

Coventry Health Care, Inc. sr. unsec. notes 5.45s, 2021	450,000	525,724

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
6.95s, 2037	335,000	421,275

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	121,000	131,828

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	300,000	312,248

Watson Pharmaceuticals, Inc. sr. unsec. notes 4 5/8s, 2042	195,000	195,338

Watson Pharmaceuticals, Inc. sr. unsec. notes 3 1/4s, 2022	155,000	154,424

Watson Pharmaceuticals, Inc. sr. unsec. notes 1 7/8s, 2017	40,000	40,132

WellPoint, Inc. notes 7s, 2019	155,000	193,698

Zoetis Inc. 144A sr. unsec. notes 3 1/4s, 2023	114,000	113,952

Zoetis Inc. 144A sr. unsec. notes 1 7/8s, 2018	114,000	114,131

		2,558,367
Technology (—%)
Xerox Corp. sr. unsec. notes 4 1/2s, 2021	395,000	410,899

		410,899

28	George Putnam Balanced Fund

CORPORATE BONDS AND NOTES (14.8%)* cont.	Principal amount	Value

Transportation (0.3%)
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	$605,000	$695,498

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	145,000	173,697

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	140,271	152,895

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	334,402	358,646

CSX Corp. sr. unsec. unsub. notes 4 3/4s, 2042	205,000	211,122

Norfolk Southern Corp. sr. unsec. notes 6s, 2111	390,000	467,912

Ryder System, Inc. sr. unsec. unsub. notes 2 1/2s, 2018	185,000	188,714

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	694,398	815,918

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	590,000	625,339

		3,689,741
Utilities and power (1.8%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	500,000	501,831

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	510,000	582,700

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	120,000	125,108

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	1,230,000	1,474,445

Beaver Valley Funding Corp. sr. bonds 9s, 2017	314,000	318,566

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	975,000	1,100,294

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	1,247,822	1,369,485

Commonwealth Edison Co. 1st mtge. bonds 5 7/8s, 2033	500,000	623,112

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	220,000	225,833

Dominion Resources, Inc. sr. unsec. unsub. notes
Ser. 07-A, 6s, 2017	10,000	11,991

Duke Energy Carolinas, LLC sr. mtge. notes 4 1/4s, 2041	450,000	462,587

EDP Finance BV 144A sr. unsec. unsub. notes 6s,
2018 (Netherlands)	685,000	724,388

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	490,000	688,662

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	235,000	280,825

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	252,000	247,905

Electricite de France SA (EDF) 144A notes 6.95s, 2039 (France)	655,000	851,784

Electricite de France SA (EDF) 144A sr. notes 5.6s,
2040 (France)	640,000	726,056

Enel Finance International SA 144A company guaranty sr. unsec.
notes 5 1/8s, 2019 (Netherlands)	360,000	386,823

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	690,000	797,878

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	240,000	267,608

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	370,000	373,224

Iberdrola International BV company guaranty sr. unsec. unsub.
notes 6 3/4s, 2036 (Spain)	185,000	200,761

ITC Holdings Corp. 144A notes 5 7/8s, 2016	270,000	306,119

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	365,000	426,096

Kansas Gas and Electric Co. bonds 5.647s, 2021	282,829	317,155

George Putnam Balanced Fund	29

CORPORATE BONDS AND NOTES (14.8%)* cont.	Principal amount	Value

Utilities and power cont.
Narragansett Electric Co./The 144A sr. unsec. notes 4.17s, 2042	$395,000	$385,484

Nevada Power Co. mtge. notes 7 1/8s, 2019	295,000	375,500

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	350,000	450,779

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	140,000	171,201

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	331,000	372,120

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	145,000	153,335

PPL WEM Holdings PLC 144A sr. unsec. notes 5 3/8s, 2021
(United Kingdom)	1,285,000	1,438,029

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	656,000	692,900

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017	110,000	132,560

Texas-New Mexico Power Co. 144A 1st mtge. bonds 9 1/2s, 2019	889,000	1,204,912

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	975,000	1,039,303

Westar Energy, Inc. sr. mtge. notes 4 1/8s, 2042	$210,000	$213,973

Wisconsin Energy Corp. jr. unsec. sub. FRN notes 6 1/4s, 2067	1,945,000	2,115,188

		22,136,520

Total corporate bonds and notes (cost $161,101,463)		$180,221,305

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (10.2%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.0%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, February 1, 2043	$17,000,000	$17,734,452
3s, TBA, February 1, 2043	7,000,000	7,305,157

		25,039,609
U.S. Government Agency Mortgage Obligations (8.2%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
6s, March 1, 2035	6,501	7,157
4s, July 1, 2042	9,340,840	9,959,670
3s, TBA, February 1, 2043	3,000,000	3,084,844

Federal National Mortgage Association Pass-Through Certificates
5 1/2s, with due dates from July 1, 2033 to November 1, 2038	5,105,656	5,552,709
5s, with due dates from August 1, 2033 to January 1, 2039	2,288,587	2,472,867
4 1/2s, with due dates from August 1, 2041 to July 1, 2042	21,268,935	22,829,428
4 1/2s, TBA, February 1, 2043	10,000,000	10,733,594
3s, TBA, January 1, 2043	210,041	219,722
3s, TBA, March 1, 2043	18,000,000	18,537,188
3s, TBA, February 1, 2043	25,000,000	25,820,313

		99,217,492

Total U.S. government and agency mortgage obligations (cost $124,945,956)		$124,257,101

30	George Putnam Balanced Fund

U.S. TREASURY OBLIGATIONS (8.5%)*	Principal amount	Value

U.S. Treasury Notes
2 5/8s, February 29, 2016	$14,970,000	$15,971,119
2 3/8s, August 31, 2014	4,750,000	4,909,608
1 1/4s, April 15, 2014	21,300,000	21,567,083
0 1/4s, August 31, 2014	60,300,000	60,318,844

Total U.S. treasury obligations (cost $102,663,573)		$102,766,654

INVESTMENT COMPANIES (1.5%)*	Shares	Value

Financial Select Sector SPDR Fund	684,900	$11,903,562

Utilities Select Sector SPDR Fund	55,400	2,026,532

Vanguard MSCI Emerging Markets ETF	90,100	4,014,856

Total investment companies (cost $15,199,459)		$17,944,950

CONVERTIBLE PREFERRED STOCKS (0.9%)*	Shares	Value

General Motors Co. Ser. B, $2.375 cv. pfd.	47,616	$2,068,320

PPL Corp. $4.75 cv. pfd.	47,308	2,566,459

PPL Corp. $4.375 cv. pfd.	43,000	2,355,970

United Technologies Corp. $3.75 cv. pfd.	63,939	3,640,687

Total convertible preferred stocks (cost $10,446,491)		$10,631,436

MORTGAGE-BACKED SECURITIES (0.7%)*	Principal amount	Value

Banc of America Commercial Mortgage Trust FRB Ser. 05-1,
Class A4, 5.079s, 2042	$2,327,000	$2,410,330

Federal Home Loan Mortgage Corp.
Ser. T-56, Class A, IO, 0.524s, 2043	5,075,162	88,022
Ser. T-56, Class 3, IO, 0.416s, 2043	6,151,799	80,502
Ser. T-56, Class 1, IO, 0.214s, 2043	7,839,410	58,796
Ser. T-56, Class 2, IO, 0.126s, 2043	7,294,106	22,509

Federal National Mortgage Association Ser. 01-79, Class BI, IO,
0.312s, 2045	1,608,088	15,013

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023
(In default) †	194,241	19

GS Mortgage Securities Corp. II 144A Ser. 98-C1,
Class F, 6s, 2030	460,034	460,034

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.204s, 2037
(Cayman Islands)	308,000	280,280

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.956s, 2032 F	292,613	170,430

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	715,303	725,809
Ser. 99-C1, Class G, 6.41s, 2031	765,731	773,290
Ser. 98-C4, Class H, 5.6s, 2035	1,074,000	1,167,054

Morgan Stanley Capital I Trust
FRB Ser. 07-HQ12, Class A2FX, 5.592s, 2049 F	974,187	1,007,431
FRB Ser. 07-HQ12, Class A2, 5.592s, 2049	1,121,011	1,163,049

Structured Asset Securities Corp. 144A Ser. 98-RF3,
Class A, IO, 6.1s, 2028	758,726	117,603

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	2,006,350	300,953

Total mortgage-backed securities (cost $7,922,448)		$8,841,124

George Putnam Balanced Fund	31

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value

CA State G.O. Bonds (Build America Bonds),
7 1/2s, 4/1/34	$215,000	$303,518

IL State G.O. Bonds
4.421s, 1/1/15	420,000	443,772
4.071s, 1/1/14	1,250,000	1,282,788

North TX, Thruway Auth. Rev. Bonds (Build
America Bonds), 6.718s, 1/1/49	350,000	468,020

OH State U. Rev. Bonds (Build America Bonds),
4.91s, 6/1/40	275,000	318,865

Total municipal bonds and notes (cost $2,511,466)		$2,816,963

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*	Principal amount	Value

Croatia (Republic of) 144A unsec. notes 6 1/4s, 2017	$350,000	$383,737

International Bank for Reconstruction & Development unsec.
unsub. bonds 7 5/8s, 2023	4,000,000	5,856,360

Korea Development Bank sr. unsec. unsub. notes 4s, 2016	450,000	490,173

Total foreign government and agency bonds and notes (cost $5,585,541)		$6,730,270

SHORT-TERM INVESTMENTS (10.6%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.10% L	91,648,970	$91,648,970

Straight-A Funding LLC 144A discounted commercial paper
with an effective yield of 0.188%, April 4, 2013	$18,000,000	17,994,897

Straight-A Funding LLC 144A discounted commercial paper
with an effective yield of 0.188%, March 6, 2013	9,818,000	9,816,290

Straight-A Funding LLC 144A discounted commercial paper
with an effective yield of 0.178%, February 5, 2013	9,500,000	9,499,810

Total short-term investments (cost $128,959,180)		$128,959,967

TOTAL INVESTMENTS

Total investments (cost $1,158,313,422)		$1,296,010,525

Key to holding’s abbreviations

ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

BKNT Bank Note

ETF Exchange Traded Fund

FRB Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period

FRN Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period

G.O. Bonds General Obligation Bonds

IO Interest Only

MTN Medium Term Notes

SPDR S&P Depository Receipts

TBA To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2012 through January 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

32	George Putnam Balanced Fund

* Percentages indicated are based on net assets of $1,214,596,554.

† Non-income-producing security.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $57,859,492 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

TBA SALE COMMITMENTS OUTSTANDING at 1/31/13 (proceeds receivable $26,020,156) (Unaudited)
	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 3s,
February 1, 2043	$25,000,000	2/12/13	$25,820,313

Total			$25,820,313

George Putnam Balanced Fund	33

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$16,246,258	$—	$—

Capital goods	30,161,515	—	—

Communication services	36,213,194	—	—

Conglomerates	18,104,095	—	—

Consumer cyclicals	68,449,725	—	—

Consumer staples	57,427,153	—	—

Energy	97,289,550	—	—

Financials	164,502,616	—	—

Health care	122,532,663	—	—

Technology	65,085,213	—	—

Transportation	4,560,015	—	—

Utilities and power	32,268,758	—	—

Total common stocks	712,840,755	—	—

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Convertible preferred stocks	$3,640,687	$6,990,749	$—

Corporate bonds and notes	—	180,221,305	—

Foreign government and agency bonds and notes	—	6,730,270	—

Investment companies	17,944,950	—	—

Mortgage-backed securities	—	8,841,124	—

Municipal bonds and notes	—	2,816,963	—

U.S. government and agency mortgage obligations	—	124,257,101	—

U.S. Treasury obligations	—	102,766,654	—

Short-term investments	91,648,970	37,310,997	—

Totals by level	$826,075,362	$469,935,163	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

TBA sale commitments	$—	$(25,820,313)	$—

Totals by level	$—	$(25,820,313)	$—

The accompanying notes are an integral part of these financial statements.

34	George Putnam Balanced Fund

Statement of assets and liabilities 1/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,066,664,452)	$1,204,361,555
Affiliated issuers (identified cost $91,648,970) (Note 5)	91,648,970

Dividends, interest and other receivables	4,346,222

Receivable for shares of the fund sold	569,502

Receivable for investments sold	5,893,770

Receivable for sales of delayed delivery securities (Note 1)	26,043,073

Total assets	1,332,863,092

LIABILITIES

Payable for investments purchased	4,895,585

Payable for purchases of delayed delivery securities (Note 1)	84,191,515

Payable for shares of the fund repurchased	1,624,375

Payable for compensation of Manager (Note 2)	547,239

Payable for custodian fees (Note 2)	13,664

Payable for investor servicing fees (Note 2)	179,957

Payable for Trustee compensation and expenses (Note 2)	506,723

Payable for administrative services (Note 2)	11,903

Payable for distribution fees (Note 2)	296,986

TBA sale commitments, at value (proceeds receivable $26,020,156) (Note 1)	25,820,313

Other accrued expenses	178,278

Total liabilities	118,266,538

Net assets	$1,214,596,554

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,922,067,124

Undistributed net investment income (Note 1)	3,693,098

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(849,060,614)

Net unrealized appreciation of investments	137,896,946

Total — Representing net assets applicable to capital shares outstanding	$1,214,596,554

(Continued on next page)

George Putnam Balanced Fund	35

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($992,935,661 divided by 72,022,658 shares)	$13.79

Offering price per class A share (100/94.25 of $13.79)*	$14.63

Net asset value and offering price per class B share ($28,010,887 divided by 2,054,265 shares)**	$13.64

Net asset value and offering price per class C share ($21,866,299 divided by 1,595,428 shares)**	$13.71

Net asset value and redemption price per class M share ($69,793,123 divided by 5,128,120 shares)	$13.61

Offering price per class M share (100/96.50 of $13.61)*	$14.10

Net asset value, offering price and redemption price per class R share
($1,033,584 divided by 75,183 shares)	$13.75

Net asset value, offering price and redemption price per class Y share
($100,957,000 divided by 7,297,440 shares)	$13.83

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

36	George Putnam Balanced Fund

Statement of operations Six months ended 1/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $38,194)	$10,142,596

Interest (net of foreign tax of $73) (including interest income of $83,940 from investments
in affiliated issuers) (Note 5)	5,753,550

Total investment income	15,896,146

EXPENSES

Compensation of Manager (Note 2)	3,230,871

Investor servicing fees (Note 2)	1,054,982

Custodian fees (Note 2)	16,086

Trustee compensation and expenses (Note 2)	63,526

Administrative services (Note 2)	20,805

Distribution fees (Note 2)	1,752,068

Other	246,883

Total expenses	6,385,221

Expense reduction (Note 2)	(14,960)

Net expenses	6,370,261

Net investment income	9,525,885

Net realized gain on investments (Notes 1 and 3)	33,459,147

Net increase from payments by affiliates (Note 2)	54,576

Net realized gain on foreign currency transactions (Note 1)	39

Net unrealized appreciation of investments and TBA sale commitments during the period	47,591,925

Net gain on investments	81,105,687

Net increase in net assets resulting from operations	$90,631,572

The accompanying notes are an integral part of these financial statements.

George Putnam Balanced Fund	37

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 1/31/13*	Year ended 7/31/12

Operations:
Net investment income	$9,525,885	$20,352,590

Net realized gain on investments
and foreign currency transactions	33,513,762	72,963,740

Net unrealized appreciation (depreciation) of investments	47,591,925	(14,924,647)

Net increase in net assets resulting from operations	90,631,572	78,391,683

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(7,416,371)	(16,021,856)

Class B	(109,336)	(282,747)

Class C	(81,836)	(188,592)

Class M	(361,653)	(815,956)

Class R	(7,820)	(16,639)

Class Y	(766,773)	(1,261,401)

Decrease from capital share transactions (Note 4)	(32,719,798)	(134,214,725)

Total increase (decrease) in net assets	49,167,985	(74,410,233)

NET ASSETS

Beginning of period	1,165,428,569	1,239,838,802

End of period (including undistributed net investment
income of $3,693,098 and $2,911,002, respectively)	$1,214,596,554	$1,165,428,569

* Unaudited

The accompanying notes are an integral part of these financial statements.

38	George Putnam Balanced Fund

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George Putnam Balanced Fund	39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:								RATIOS AND SUPPLEMENTAL DATA:

															Ratio
	Net asset	Net	Net realized		From	From								Ratio	of net investment
	value,	investment	and unrealized	Total from	net	net realized	From						Net assets,	of expenses	income (loss)	Portfolio
	beginning	income	gain (loss)	investment	investment	gain	return	Total	Redemption	Non-recurring	Net asset value,	Total return at net	end of period	to average	to average	turnover
Period ended	of period	(loss) [a]	on investments	operations	income	on investments	of capital	distributions	fees	reimbursements	end of period	asset value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]

Class A
January 31, 2013**	$12.88	.11	.90	1.01	(.10)	—	—	(.10)	—	—	$13.79	7.89*	$992,936	.51*	.81*	44*
July 31, 2012	12.21	.22	.65	.87	(.20)	—	—	(.20)	—	—	12.88	7.26	973,318	1.03	1.80	99
July 31, 2011	11.08	.19	1.14	1.33	(.20)	—	—	(.20)	— [e]	— [f]	12.21	12.09	1,034,828	1.05	1.57	176
July 31, 2010	10.14	.25	.93	1.18	(.22)	—	(.02)	(.24)	— [e]	—	11.08	11.83	1,077,209	1.13 [h]	2.27	341
July 31, 2009	13.99	.27	(3.49)	(3.22)	(.44)	(.09)	(.10)	(.63)	— [e]	— [g]	10.14	(22.58)	1,146,770	1.34 [i,j]	2.61 [j]	233
July 31, 2008	18.10	.61	(2.55)	(1.94)	(.64)	(1.53)	—	(2.17)	— [e]	—	13.99	(11.84)	2,173,291	1.00 [j]	3.80 [j]	124

Class B
January 31, 2013**	$12.74	.06	.89	.95	(.05)	—	—	(.05)	—	—	$13.64	7.48*	$28,011	.89*	.44*	44*
July 31, 2012	12.08	.13	.63	.76	(.10)	—	—	(.10)	—	—	12.74	6.38	29,272	1.78	1.06	99
July 31, 2011	10.96	.10	1.13	1.23	(.11)	—	—	(.11)	— [e]	— [f]	12.08	11.24	39,031	1.80	.82	176
July 31, 2010	10.02	.17	.94	1.11	(.15)	—	(.02)	(.17)	— [e]	—	10.96	11.09	56,880	1.88 [h]	1.54	341
July 31, 2009	13.83	.19	(3.46)	(3.27)	(.37)	(.09)	(.08)	(.54)	— [e]	— [g]	10.02	(23.23)	86,981	2.09 [i,j]	1.85 [j]	233
July 31, 2008	17.90	.48	(2.52)	(2.04)	(.50)	(1.53)	—	(2.03)	— [e]	—	13.83	(12.50)	206,269	1.75 [j]	2.99 [j]	124

Class C
January 31, 2013**	$12.80	.06	.90	.96	(.05)	—	—	(.05)	—	—	$13.71	7.52*	$21,866	.89*	.44*	44*
July 31, 2012	12.14	.13	.64	.77	(.11)	—	—	(.11)	—	—	12.80	6.39	21,223	1.78	1.05	99
July 31, 2011	11.02	.10	1.13	1.23	(.11)	—	—	(.11)	— [e]	— [f]	12.14	11.22	22,013	1.80	.82	176
July 31, 2010	10.08	.16	.95	1.11	(.15)	—	(.02)	(.17)	— [e]	—	11.02	11.06	22,814	1.88 [h]	1.52	341
July 31, 2009	13.90	.19	(3.47)	(3.28)	(.37)	(.09)	(.08)	(.54)	— [e]	— [g]	10.08	(23.17)	23,296	2.09 [i,j]	1.86 [j]	233
July 31, 2008	17.97	.49	(2.52)	(2.03)	(.51)	(1.53)	—	(2.04)	— [e]	—	13.90	(12.41)	46,134	1.75 [j]	3.03 [j]	124

Class M
January 31, 2013**	$12.71	.07	.90	.97	(.07)	—	—	(.07)	—	—	$13.61	7.64*	$69,793	.76*	.56*	44*
July 31, 2012	12.06	.16	.63	.79	(.14)	—	—	(.14)	—	—	12.71	6.62	70,317	1.53	1.30	99
July 31, 2011	10.94	.13	1.13	1.26	(.14)	—	—	(.14)	— [e]	— [f]	12.06	11.60	75,160	1.55	1.07	176
July 31, 2010	10.01	.19	.94	1.13	(.18)	—	(.02)	(.20)	— [e]	—	10.94	11.33	79,010	1.63 [h]	1.77	341
July 31, 2009	13.82	.21	(3.44)	(3.23)	(.40)	(.09)	(.09)	(.58)	— [e]	— [g]	10.01	(22.99)	81,025	1.84 [i,j]	2.13 [j]	233
July 31, 2008	17.89	.53	(2.52)	(1.99)	(.55)	(1.53)	—	(2.08)	— [e]	—	13.82	(12.23)	128,094	1.50 [j]	3.31 [j]	124

Class R
January 31, 2013**	$12.84	.09	.90	.99	(.08)	—	—	(.08)	—	—	$13.75	7.78*	$1,034	.64*	.69*	44*
July 31, 2012	12.18	.19	.64	.83	(.17)	—	—	(.17)	—	—	12.84	6.92	1,209	1.28	1.54	99
July 31, 2011	11.05	.16	1.14	1.30	(.17)	—	—	(.17)	— [e]	— [f]	12.18	11.84	1,216	1.30	1.32	176
July 31, 2010	10.11	.22	.94	1.16	(.20)	—	(.02)	(.22)	— [e]	—	11.05	11.59	1,345	1.38 [h]	2.03	341
July 31, 2009	13.94	.24	(3.47)	(3.23)	(.42)	(.09)	(.09)	(.60)	— [e]	— [g]	10.11	(22.71)	1,493	1.59 [i,j]	2.30 [j]	233
July 31, 2008	18.04	.57	(2.54)	(1.97)	(.60)	(1.53)	—	(2.13)	— [e]	—	13.94	(12.04)	4,274	1.25 [j]	3.66 [j]	124

Class Y
January 31, 2013**	$12.92	.13	.90	1.03	(.12)	—	—	(.12)	—	—	$13.83	7.99*	$100,957	.39*	.94*	44*
July 31, 2012	12.26	.25	.64	.89	(.23)	—	—	(.23)	—	—	12.92	7.42	70,090.78		2.04	99
July 31, 2011	11.12	.22	1.15	1.37	(.23)	—	—	(.23)	— [e]	— [f]	12.26	12.42	67,590.80		1.82	176
July 31, 2010	10.17	.28	.95	1.23	(.25)	—	(.03)	(.28)	— [e]	—	11.12	12.18	69,539	.88 [h]	2.55	341
July 31, 2009	14.04	.29	(3.50)	(3.21)	(.47)	(.09)	(.10)	(.66)	— [e]	— [g]	10.17	(22.42)	103,251	1.09 [i,j]	2.87 [j]	233
July 31, 2008	18.15	.66	(2.55)	(1.89)	(.69)	(1.53)	—	(2.22)	— [e]	—	14.04	(11.57)	257,459	.75 [j]	4.05 [j]	124

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

40	George Putnam Balanced Fund	George Putnam Balanced Fund	41

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Portfolio turnover excludes dollar roll transactions.

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC), which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursal related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

h Excludes the impact of a reduction to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.02% of average net assets as of July 31, 2010.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.20% of average net assets as of July 31, 2009 (Note 2).

j Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to July 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

July 31, 2009	0.01%

July 31, 2008	<0.01

The accompanying notes are an integral part of these financial statements.

42	George Putnam Balanced Fund

Notes to financial statements 1/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2012 through January 31, 2013.

The George Putnam Fund of Boston d/b/a George Putnam Balanced Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to provide a balanced investment composed of a well-diversified portfolio of stocks and bonds which produce both capital growth and current income. The fund pursues this goal by investing mainly in a combination of bonds and value stocks of large and midsized U.S. companies with a greater focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. The fund buys bonds of governments and private companies that are mostly investment-grade in quality with intermediate- to long-term maturities (three years or longer). Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments, and, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed income investments. The fund may also use derivatives, such as futures, options, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

George Putnam Balanced Fund	43

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange

44	George Putnam Balanced Fund

rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

George Putnam Balanced Fund	45

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2012, the fund had a capital loss carryover of $878,741,426 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

	Loss carryover

Short-term	Long-term	Total	Expiration

$238,965,283	N/A	$238,965,283	July 31, 2017

639,776,143	N/A	639,776,143	July 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,162,146,372, resulting in gross unrealized appreciation and depreciation of $152,119,799 and $18,255,646, respectively, or net unrealized appreciation of $133,864,153.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion, and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal

46	George Putnam Balanced Fund

year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management voluntarily reimbursed the fund $54,576 for a trading error which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no impact on total return.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$862,924	Class R	1,082

Class B	24,975	Class Y	85,268

Class C	18,927	Total	$1,054,982

Class M	61,806

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $723 under the expense offset arrangements and by $14,237 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $919, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and

George Putnam Balanced Fund	47

0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$1,232,885	Class M	265,070

Class B	142,815	Class R	3,093

Class C	108,205	Total	$1,752,068

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $38,937 and $349 from the sale of class A and class M shares, respectively, and received $8,533 and $309 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $37 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $477,207,812 and $460,909,022, respectively. These figures include the cost of purchases and proceeds from sales of long-term U.S. government securities of $64,973,441 and $42,794,209, respectively.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 1/31/13		Year ended 7/31/12

Class A	Shares	Amount	Shares	Amount

Shares sold	2,161,463	$28,784,905	4,176,401	$51,105,145

Shares issued in connection with
reinvestment of distributions	518,075	6,778,188	1,210,965	14,521,259

	2,679,538	35,563,093	5,387,366	65,626,404

Shares repurchased	(6,239,935)	(82,848,681)	(14,527,294)	(177,131,293)

Net decrease	(3,560,397)	$(47,285,588)	(9,139,928)	$(111,504,889)

	Six months ended 1/31/13		Year ended 7/31/12

Class B	Shares	Amount	Shares	Amount

Shares sold	101,236	$1,331,700	236,098	$2,871,876

Shares issued in connection with
reinvestment of distributions	8,240	106,724	22,966	272,062

	109,476	1,438,424	259,064	3,143,938

Shares repurchased	(353,488)	(4,634,031)	(1,192,864)	(14,417,278)

Net decrease	(244,012)	$(3,195,607)	(933,800)	$(11,273,340)

	Six months ended 1/31/13		Year ended 7/31/12

Class C	Shares	Amount	Shares	Amount

Shares sold	89,327	$1,180,949	202,878	$2,447,332

Shares issued in connection with
reinvestment of distributions	5,869	76,438	14,628	174,519

	95,196	1,257,387	217,506	2,621,851

Shares repurchased	(157,542)	(2,083,832)	(372,777)	(4,537,690)

Net decrease	(62,346)	$(826,445)	(155,271)	$(1,915,839)

48	George Putnam Balanced Fund

	Six months ended 1/31/13		Year ended 7/31/12

Class M	Shares	Amount	Shares	Amount

Shares sold	250,803	$3,290,198	632,492	$7,630,386

Shares issued in connection with
reinvestment of distributions	27,733	358,351	68,110	807,182

	278,536	3,648,549	700,602	8,437,568

Shares repurchased	(681,417)	(8,944,046)	(1,402,530)	(16,944,743)

Net decrease	(402,881)	$(5,295,497)	(701,928)	$(8,507,175)

	Six months ended 1/31/13		Year ended 7/31/12

Class R	Shares	Amount	Shares	Amount

Shares sold	11,427	$151,190	30,235	$371,945

Shares issued in connection with
reinvestment of distributions	575	7,520	1,366	16,349

	12,002	158,710	31,601	388,294

Shares repurchased	(30,938)	(419,298)	(37,325)	(455,995)

Net decrease	(18,936)	$(260,588)	(5,724)	$(67,701)

	Six months ended 1/31/13		Year ended 7/31/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,839,397	$37,123,547	688,476	$8,632,348

Shares issued in connection with
reinvestment of distributions	54,746	719,415	100,727	1,211,947

	2,894,143	37,842,962	789,203	9,844,295

Shares repurchased	(1,020,926)	(13,699,035)	(879,680)	(10,790,076)

Net increase (decrease)	1,873,217	$24,143,927	(90,477)	$(945,781)

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Money Market Liquidity Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$145,927,690	$117,529,962	$171,808,682	$83,940	$91,648,970

* Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

George Putnam Balanced Fund	49

Note 7: New accounting pronouncement

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

50	George Putnam Balanced Fund

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund®
The Putnam Fund for Growth and Income	Absolute Return 300 Fund®
International Value Fund	Absolute Return 500 Fund®
Multi-Cap Value Fund	Absolute Return 700 Fund®
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

George Putnam Balanced Fund	51

Global Sector	Putnam RetirementReady® Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Dynamic Asset Allocation
Conservative Fund	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation Growth Fund	Retirement Income Fund Lifestyle 2
Dynamic Risk Allocation Fund	Retirement Income Fund Lifestyle 3

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

52	George Putnam Balanced Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President and Treasurer
Investment Sub-Manager	Robert J. Darretta
Putnam Investments Limited	Katinka Domotorffy	Janet C. Smith
57–59 St James’s Street	John A. Hill	Vice President,
London, England SW1A 1LD	Paul L. Joskow	Principal Accounting Officer,
	Elizabeth T. Kennan	and Assistant Treasurer
Marketing Services	Kenneth R. Leibler
Putnam Retail Management	Robert E. Patterson	Susan G. Malloy
One Post Office Square	George Putnam, III	Vice President and
Boston, MA 02109	Robert L. Reynolds	Assistant Treasurer
W. Thomas Stephens
Custodian		James P. Pappas
State Street Bank	Officers	Vice President
and Trust Company	Robert L. Reynolds
	President	Mark C. Trenchard
Legal Counsel		Vice President and
Ropes & Gray LLP	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
	Principal Executive Officer, and	Judith Cohen
	Compliance Liaison	Vice President, Clerk, and
Associate Treasurer
Steven D. Krichmar
	Vice President and	Nancy E. Florek
	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
	Robert T. Burns	Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of George Putnam Balanced Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA021
279426 3/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

The George Putnam Fund of Boston

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: March 28, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: March 28, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: March 28, 2013